UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 23, 2006

Natrol, Inc

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On February 23, 2006, Thomas Doorley III joined the Board of Directors of Natrol, Inc.  Mr. Doorley has not been appointed to any Committees of the Board of Directors at this time.  The Company expects that at its Annual Meeting of Shareholders, currently expected to be held in June 2006, that Mr. Doorley will be appointed to one or more Committees of the Board of Directors.

[Remainder of page left blank intentionally]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NATROL, INC.

Dated: February 28, 2006	By:	/s/Dennis Jolicoeur

Dennis Jolicoeur
Executive Vice President and Chief Financial Officer